r8k82205ex991


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549

                                      FORM 8-K



                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     August 22, 2005

                        ADDVANTAGE TECHNOLOGIES GROUP, INC.
               (Exact Name of Registrant as Specified in Its Charter)

         Oklahoma                     1-10799            73-1351610
(State or Other Jurisdiction        (Commission        (IRS Employer
    of Incorporation)               File Number)    Identification No.)

             1605 E. Iola,                             74012
     Broken Arrow, Oklahoma 74012                   (Zip Code)
(Address of Principal Executive Offices)


                                (918) 251-9121
              (Registrants Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01  Regulation FD Disclosure.

     On August 22, 2005, ADDvantage Technologies Group, Inc. (the "Company") issued a press release announcing its acquisition of Jones Broadband International, Inc ("JBI"). A copy of the press release is furnished as
Exhibit 99.1 to this Current Report and is incorporated herein by reference.


ITEM 9.01  Financial Statements and Exhibits


(c)     Exhibits

99.1    Press Release dated August 22, 2005, announcing the acquisition of JBI.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ADDVANTAGE TECHNOLOGIES GROUP, INC.

Date:  August  23, 2005                   /s/ Ken Chymiak
                                          ---------------------------------
                                          By:  /s/ Ken Chymiak
                                          President and Chief Executive Officer



                                   Exhibit Index

Exhibit Number          Description

Exhibit 99.1 Press Release dated August 22, 2005, announcing the acquisition of JBI.